UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2021

CNA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Franklin
Chicago, IL 60606
(Address of principal executive offices) (Zip Code)
(312) 822-5000
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par value $2.50	"CNA"	New York Stock Exchange
Chicago Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2021, Al Miralles, Executive Vice President and Chief Financial Officer, notified the Registrant of his decision to resign effective in September 2021. The press release announcing the resignation of Mr. Miralles is filed as Exhibit 99.1 to this Form 8-K.

ITEM 5.02(c) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2021, the Registrant appointed Larry Haefner, 64, as interim Chief Financial Officer, to take effect as of the date of Mr. Miralles’ resignation in September 2021. Mr. Haefner previously served as Chief Actuary of the Registrant from 2007 until his retirement from such role in 2020. Since January 1, 2021, Mr. Haefner has been employed by the Registrant on a full time basis as an Executive Consultant, a non-officer role. The Registrant has not yet determined the terms of Mr. Haefner’s compensation as interim Chief Financial Officer, which will replace his current compensation arrangement for the duration of such interim service. The press release announcing the appointment of Mr. Haefner as interim Chief Financial Officer is filed as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:
See Exhibit Index.

EXHIBIT INDEX

Exhibit No.	Description
99.1
CNA Financial Corporation press release, issued August 9, 2021, announcing the resignation of Al Miralles, Executive Vice President and Chief Financial Officer, and the appointment of Larry Haefner as interim Chief Financial Officer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: August 9, 2021	By	/s/ Susan A. Stone
(Signature)
Susan A. Stone Executive Vice President and General Counsel